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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 16, 2002, included in The Hanover Direct, Inc. Form 10-K for the year ended December 30, 2001 and to all references to our Firm included in this registration statement.


/s/  ARTHUR ANDERSEN LLP


New York
May 13, 2002